                                                                    Exhibit 10.1

                        THIRD AMENDMENT TO LOAN AGREEMENT

         THIS THIRD  AMENDMENT TO LOAN  AGREEMENT  (this "Third  Amendment")  is dated  as of the  3rd  day  of  October,  2006  and  is by  and  between  M-TRON
INDUSTRIES,  INC., A Delaware corporation ("M-TRON") and PIEZO TECHNOLOGY, INC.,
A Florida corporation ("Piezo" and M-TRON and Piezo are collectively referred to as the  "Borrowers")  and FIRST  NATIONAL  BANK OF  OMAHA,  a  national  banking association  established at Omaha,  Nebraska (the "Bank").  The Third  Amendment
amends certain provisions of a loan agreement between the Borrowers and the Bank dated October 14, 2004, including amendments thereto on May 31, 2005 and on June
30,  2006 (the  "Loan  Agreement")  as set forth in this  Third  Amendment.  All capitalized terms contained in this Third Amendment not otherwise defined herein shall have the meaning defined in the Loan Agreement.

                                   WITNESSETH:

         WHEREAS,  the  Borrowers  have  requested  that the Loan  Agreement  be amended to allow LGL Group, Inc. an Indiana corporation  ("LGL"),  the guarantor under the Loan Agreement  ("Guarantor")  and an Affiliate of the  Borrowers,  to
invest or loan up to $3,000,000 to M-TRON for the purpose of allowing  M-TRON to make  equity  investments  in  entities  which  are  subject  to  the  reporting requirements of the Securities Exchange Act of 1934 (the "34 Act"); and

         WHEREAS,  the Bank agrees to amend the Loan  Agreement  to allow LGL to invest in or loan to M-TRON an aggregate  amount up to  $3,000,000  on the terms and conditions set forth in this Third Amendment.

         NOW  THEREFORE,  in  consideration  of the mutual  covenants  contained herein,  the receipt and  adequacy  of which is hereby  acknowledged  by M-TRON,
Piezo and the Bank, the Loan Agreement is hereby amended as follows:

         1.       Section 2.15 of the Loan Agreement is hereby amended by adding the following sentence to the end of the existing section:

                  "The  Borrowers  further  agree that the proceeds of the Loans shall not be used to purchase  any stock or equity in any form of, invest in or loan any funds to any entity."

         2.       Section 7.08 of the Loan Agreement is hereby amended by adding the following sentence to the end of the existing section:

                  "Notwithstanding the foregoing, so long as the proceeds of the
                  Loans  are not used for the  same,  and so long as none of the equity  investments are made from any margin account of either
                  Borrower  or LGL,  the  Borrowers  shall be allowed to use the proceeds of any loan or equity  investment from LGL, after the date of this Third Amendment to purchase an equity  investment in any entity which is subject to the  reporting  requirements of the 34 Act."

         3.       Section 7.10 of the Loan Agreement is hereby amended by adding the following sentence to the end of the existing section:

                  "Notwithstanding the foregoing, the Borrowers shall be allowed to enter into such agreements or arrangements  with LGL, after the date of this Third  Amendment,  and in compliance with all other terms of this Agreement,  to allow the LGL to loan to or purchase  the  equity  of M-TRON in an  aggregate  amount  not exceeding $3,000,000."

         4.       Article VII of the Loan  Agreement is hereby amended by adding a new section 7.14 as follows:

                  "SECTION 7.14. PAYMENT OF LGL INDEBTEDNESS.  In the event that
                  LGL and M-TRON agree that any portion of the amount authorized to be invested or loaned to M-TRON by LGL under  Section  7.10 of this Agreement is in the form of any type of  indebtedness, the  Borrowers  agree that (i) such loan shall only be made in full  compliance  with the terms of this  Agreement,  (ii) the payment of any interest due on such loan shall only be made in compliance  with the  terms of this  Agreement  and  (iii) the repayment of any principal of such loan or indebtedness  shall only be paid  exclusively  from the dividends or distributions received  from the entities in which the proceeds of such loan or indebtedness from LGL were invested or from the liquidation of such investment in such entities".

         5.       All other  provisions of the Loan  Agreement not  specifically amended by this Third Amendment shall remain in full force and effect.

         6.       Borrowers  certify by their  execution  hereof that all of the representations and warranties set forth in the Loan Agreement and all amendments thereto are true and correct as of the date of this Third  Amendment,  and that no Event of Default  under the Loan  Agreement,  and no event  which,  with the giving of notice or passage of time or both, would become such and Event of Default,  has  occurred as of the  execution  of this Third
                  Amendment,  except as  disclosed  to the Bank in writing.  All other terms and  conditions of the Loan Agreement not affected or amended by this Third  Amendment  are hereby  ratified  and confirmed.

         7.       Guarantor,   by  its   execution  of  this  Third   Amendment,
                  acknowledges  and consents to this Third  Amendment and agrees and  confirms  that its separate  guarantee  of the  Borrowers obligations  to the Bank are,  and  continue to be,  valid and binding obligations of the Guarantor.

         8.       Borrowers  acknowledge  and agree  that,  except as amended by this Third Amendment,  the Loan Agreement  continues to be the valid and binding obligation of each Borrower.

         IN WITNESS WHEREOF,  the parties hereto and caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                    (Signatures appear on the following page)

                                             M-TRON INDUSTRIES, INC., a Delaware
                                             corporation

                                             By /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                             PIEZO TECHNOLGY, INC., a Florida
                                             corporation

                                             By /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                             FIRST NATIONAL BANK OF OMAHA

                                             By /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                             Acknowledgement by Guarantor:

                                             THE LGL GROUP, INC., formerly known
                                             as LYNCH CORPORATION

                                             By /s/
                                                --------------------------------
                                                Name:
                                                Title: